UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 21, 2008
Packaging Corporation of America
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15399 (Commission File Number)	36-4277050 (IRS Employer Identification No.)
1900 West Field Court, Lake Forest, Illinois 60045
(Address of Principal Executive Offices, including Zip Code)
(847) 482-3000
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

     The information furnished in this Current Report on Form 8-K, including all exhibits, shall not be deemed “filed” hereunder for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.02.	Results of Operations and Financial Condition.
     On July 21, 2008, Packaging Corporation of America issued a press release announcing second quarter 2008 financial results and providing earnings guidance for the third quarter of 2008. The press release is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.
     On July 21, 2008, Packaging Corporation of America issued a press release announcing the start-up of a bio-gas refinery at its Filer City, Michigan mill. The press release is furnished as Exhibit 99.2 to this report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(D)	Exhibits
99.1	Second Quarter 2008 Earnings Press Release dated July 21, 2008.

99.2	Bio-Gas Refinery Press Release dated July 21, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACKAGING CORPORATION OF AMERICA (Registrant)
By:	/s/ PAUL T. STECKO
Chairman and Chief Executive Officer

By:	/s/ RICHARD B. WEST
Senior Vice President and Chief Financial Officer

Date: July 21, 2008